Tortoise North American Energy Corp.

TYN LISTED NYSE

Yield

Growth

Quality

2011 1st Quarter Report

February 28, 2011

…Steady Wins®

Company at a Glance

Tortoise North American Energy Corp. (NYSE: TYN) is a non-diversified closed-end investment company focused primarily on investing in equity securities of companies in the energy sector with their primary operations in North America, including oil and gas exploitation, energy infrastructure and energy shipping companies. Our investments are primarily in Master Limited Partnerships (MLPs) and their affiliates, but may also include Canadian royalty and income trusts, common stock, debt and other securities issued by energy companies that are not MLPs.

Investment Goals: Yield, Growth and Quality

TYN seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in companies in the energy sector with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

TYN seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in TYN, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources. We invest primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

TYN Investment Features

We provide stockholders an alternative to investing directly in MLPs and their affiliates. We offer investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features include:
  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 120 years combined investment experience;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public market.

March 31, 2011

Dear Fellow Stockholders,

The MLP market began fiscal 2011 where it left off in 2010, with stock prices rising, distributions growing and an active acquisition market with ample access to capital. A frigid winter for many of us reinforces the critical nature of MLP pipelines that deliver natural gas to our homes to provide warmth.

Master Limited Partnership Sector Review and Outlook

During our first fiscal quarter, the Tortoise MLP Total Return Index™ (TMLPT) had a total return of 9.2 percent, as an improving economy, continued MLP distribution growth and acquisition activity propelled returns. Despite the strong sector performance, MLPs lagged the S&P 500 total return of 13.0 percent during the same period, as a result of lower relative December performance stemming in part from a rebound in the broader economic recovery.

The economy continued to show signs of improvement, increasing energy demand. The most recent economic data shows the economy (as measured by GDP growth) grew at a rate of 2.8 percent in the fourth calendar quarter of 2010, the sixth consecutive quarter of reported growth. Suppliers of energy continue to find new sources in areas commonly referred to as Eagleford, Haynesville, Bakken and Marcellus. With both the supply and demand for energy on the rise, MLPs remain active in building and expanding the critical infrastructure required to connect energy suppliers to end users.

This fundamental backdrop provides the support for continued growth in MLP distributions. In fiscal 2011, we expect MLP distribution growth between 4 and 6 percent, up slightly from our expectation for fiscal 2010 of between 3 and 5 percent. We believe the combination of current yield plus growth offered by MLPs remains an attractive investment alternative for many investors.

Company Performance Review and Outlook

Our total assets increased from $193.8 million on Nov. 30, 2010 to $211.9 million on Feb. 28, 2011, primarily resulting from market appreciation of our investments. Our total return based on market value (including the reinvestment of distributions) for the first fiscal quarter of 2011 was 5.9 percent, as compared to 2.0 percent for the prior fiscal quarter ended Nov. 30, 2010 and 16.7 percent for the first fiscal quarter of 2010.

We paid a distribution of $0.3725 per common share ($1.49 annualized) to our stockholders on March 1, 2011, a 0.7 percent increase from the prior quarterly distribution of $0.37. This represents an annualized yield of 5.8 percent based on the fiscal quarter closing price of $25.50. Our payout ratio of distributions to distributable cash flow (DCF) for the fiscal quarter was 94.4 percent.

TYN helped finance energy infrastructure sector growth with the completion of two direct placement investments totaling $6 million during the fiscal quarter. Through these investments, we acquired common units in PAA Natural Gas Storage, L.P. and Buckeye Partners, L.P., which used the proceeds to help finance acquisitions in natural gas and crude oil/refined products storage assets, respectively.

We ended our fiscal quarter with leverage at 11.7 percent of total assets, well below our long-term target of 20 percent. We continue to seek to emphasize quality and DCF sustainability through a conservative leverage policy. As of fiscal quarter end, 60.7 percent of our leverage had fixed interest rates, a weighted average maturity of 0.3 years, and a weighted average cost of leverage of 4.01 percent. We expect to refinance a portion of our leverage in June 2011.

Conclusion

Thank you for your investment and please plan to join us for our annual stockholders’ meeting on May 20, 2011 at 10 a.m. central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via our Web site at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2011 1st Quarter Report       1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period- to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2010				2011
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$2,227	$2,424	$2,497	$2,556	$2,666
Dividends paid in stock	492	413	381	393	404
Dividends from common stock	194	187	189	188	191
Interest and dividend income	115	103	96	95	48
Other income	—	—	—	—	22
Total from investments	3,028	3,127	3,163	3,232	3,331
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	340	369	387	419	459
Other operating expenses	153	141	133	126	128
	493	510	520	545	587
Distributable cash flow before leverage costs and current taxes	2,535	2,617	2,643	2,687	2,744
Leverage costs(2)	253	266	261	260	257
Current income tax expense (benefit)	1	8	9	9	3
Distributable Cash Flow(3)	$2,281	$2,343	$2,373	$2,418	$2,484
Distributions paid on common stock	$2,317	$2,321	$2,326	$2,330	$2,345
Distributions paid on common stock per share	0.3700	0.3700	0.3700	0.3700	0.3725
Payout percentage for period(4)	101.6%	99.1%	98.0%	96.4%	94.4%
Net realized gain (loss), net of income taxes, for the period	(4,567)	(74)	8,475	(810)	636
Total assets, end of period	158,940	158,277	173,158	193,819	211,932
Average total assets during period(5)	156,003	163,427	171,026	185,678	202,187
Leverage (long-term debt obligations and short-term borrowings)(6)	19,200	21,850	24,200	25,400	24,700
Leverage as a percent of total assets	12.1%	13.8%	14.0%	13.1%	11.7%
Net unrealized appreciation, net of income taxes, end of period	39,469	38,653	40,510	56,146	67,646
Net assets, end of period	136,753	133,412	141,622	154,289	163,963
Average net assets during period(7)	135,069	138,900	142,460	151,466	158,748
Net asset value per common share	21.84	21.26	22.53	24.51	26.04
Market value per common share	22.37	23.65	24.32	24.44	25.50
Shares outstanding	6,262,660	6,274,149	6,285,310	6,295,750	6,295,750

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	7.87%	7.59%	7.34%	6.98%	6.68%
Operating expenses before leverage costs and current taxes	1.28%	1.24%	1.21%	1.18%	1.18%
Distributable cash flow before leverage costs and current taxes	6.59%	6.35%	6.13%	5.80%	5.50%
As a Percent of Average Net Assets
Distributable cash flow(3)	6.85%	6.69%	6.61%	6.40%	6.35%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, distributions included in direct placement discounts, amortization of debt issuance costs, and reorganization expenses; and decreased by distributions to preferred stockholders and current taxes paid.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $9,700,000 as of February 28, 2011.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on average net assets.

2       Tortoise North American Energy Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp.’s (“TYN” or the “Company”) investment objective is to seek a high level of total return for our stockholders, with an emphasis on distribution income paid to stockholders. Our investment strategy requires us to invest at least 80 percent of our total assets in equity securities of companies in the energy sector with their primary operations in North America, including energy infrastructure, oil and gas exploitation and energy shipping companies. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We invest primarily in MLPs through public market and private purchases. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Market values of our MLP investments increased during the 1st quarter 2011 from their levels at November 30, 2010, contributing to an increase of $18 million in total assets. We had net purchases of $1.1 million during the quarter, including two direct MLP investments totaling $6 million. Distribution increases from our MLP investments were in-line with our expectations while the increase in total assets during the quarter resulted in increased asset-based expenses. Total leverage decreased as a percent of total assets and we increased our quarterly distribution to $0.3725 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions with increases safely covered by earned DCF. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes (excluding taxes generated from realized gains). Realized gains and expected tax benefits are not included in our DCF. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, other leverage expenses as well as current taxes paid. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Total distributions received from our investments for the 1st quarter 2011 was approximately $3.3 million, an increase of 3.1 percent as compared to 4th quarter 2010. The increase in distributions received from 4th quarter 2010 primarily reflects distribution increases from our MLP investments, the receipt of distributions from approximately $1.1 million in net MLP purchases during the quarter, and the receipt of a one-time commitment fee of $10,000 related to a direct MLP investment completed during the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.18 percent of average total assets for the 1st quarter 2011 as compared to 1.28 percent for the 1st quarter 2010 and 1.18 percent for the 4th quarter 2010. The decrease in our operating expense ratio as compared to 1st quarter 2010 is primarily the result of increased economies of scale as our fixed costs are spread over a larger asset base.

Advisory fees for the 1st quarter 2011 increased 9.5 percent from 4th quarter 2010 as a result of increased average managed assets for the quarter. Average managed assets increased primarily due to increased MLP asset values during the quarter. While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser waived an amount equal to 0.10 percent of average managed assets through December 31, 2010, and has agreed to a waiver of 0.05 percent of average managed assets for the period from January 1, 2011 through December 31, 2011. Other operating expenses for 1st quarter 2011 increased slightly as compared to 4th quarter 2010.

2011 1st Quarter Report       3

Management’s Discussion (Unaudited) (Continued)

Leverage costs consist of the direct interest expense on our Tortoise Notes and short-term credit facility and other expenses, including rating agency fees and commitment fees. Total leverage costs were approximately $257,000 for the 1st quarter 2011, a slight decrease from 4th quarter 2010 due to a slight decrease in the utilization of our bank credit facility during the quarter.

The weighted average annual rate of our leverage at February 28, 2011 was 4.01 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility and as our leverage matures or is redeemed. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 1st quarter 2011, our DCF was approximately $2.5 million, an increase of 2.7 percent as compared to 4th quarter 2010. The change is the net result of increased distributions and expenses as outlined above. We declared a distribution of $2.3 million during the quarter. On a per share basis, we declared a $0.3725 distribution on February 8, 2011. This is an increase of 0.7 percent as compared to the distributions paid for 1st quarter 2010 and 4th quarter 2010.

Our dividend payout ratio as a percentage of DCF decreased from 101.6 percent for 1st quarter 2010 to 94.4 percent for 1st quarter 2011. A payout of less than 100 percent of DCF provides cushion for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going payout ratio in excess of 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2011 (in thousands):

1st Qtr 2011
Net Investment Loss, before Income Taxes	$(185)
Adjustments to reconcile to DCF:
Dividends paid in stock	404
Return of capital on distributions	2,247
Distribution included in direct placement discount	16
Amortization of debt issuance costs	5
Current income tax expenses	(3)
DCF	$2,484

Liquidity and Capital Resources

We had total assets of $212 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 1st quarter 2011, total assets increased by approximately $18 million. This change was primarily due to net realized and unrealized gains on investments of approximately $17 million during the quarter (excluding return of capital on distributions reflected during the quarter) and the net purchases of portfolio securities of approximately $1.1 million during the quarter.

Total leverage outstanding at February 28, 2011 was $24.7 million, a decrease of $0.7 million as compared to November 30, 2010. On an adjusted basis to reflect payment of our 1st quarter 2011 distribution, leverage increased by approximately $1.6 million over the prior quarter. Outstanding leverage is comprised of $15 million in senior notes and $9.7 million outstanding under the credit facility, with 60.7 percent of leverage with fixed rates and a weighted average maturity of 0.3 years. Total leverage represented 11.7 percent of total assets, a decrease from 13.1 percent of total assets at November 30, 2010 and 12.1 percent of total assets at February 28, 2010. We expect to refinance our $15 million of fixed-rate senior notes when they mature in June 2011. We’ve allowed leverage as a percent of total assets to decrease as market values increased rather than maintain leverage to total assets at the long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise, as was the case during the 1st quarter. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Income Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to preferred shares (if any) and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2012. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For tax purposes, distributions to common stockholders for the fiscal year ended 2010 were 30 percent qualified dividend income and 70 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by 70 percent of the total distributions they received in 2010. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the fiscal year ended 2010 was 100 percent return of capital.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At February 28, 2011, our investments are valued at $211.7 million, with an adjusted cost of $123.5 million. The $88.2 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At February 28, 2011, the balance sheet reflects a net deferred tax liability of approximately $20.2 million or $3.21 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4       Tortoise North American Energy Corp.

Schedule of Investments February 28, 2011
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 121.6%(1)

Crude/Refined Products Pipelines — 43.3%(1)
United States — 43.3%(1)
Buckeye Partners, L.P.	115,820	$7,507,452
Enbridge Energy Management, L.L.C.(2)	138,685	9,272,484
Enbridge Energy Partners, L.P.	131,955	8,846,263
Holly Energy Partners, L.P.	73,300	4,372,345
Kinder Morgan Management, LLC(2)	237,809	15,602,621
Magellan Midstream Partners, L.P.	142,400	8,606,656
NuStar Energy L.P.	98,000	6,874,700
Plains All American Pipeline, L.P.	107,600	7,044,572
Sunoco Logistics Partners L.P.	33,000	2,920,170
		71,047,263
Natural Gas/Natural Gas Liquids Pipelines — 36.2%(1)
United States — 36.2%(1)
Boardwalk Pipeline Partners, LP	188,800	6,270,048
Duncan Energy Partners L.P.	66,000	2,688,180
El Paso Pipeline Partners, L.P.	113,900	4,294,030
Energy Transfer Equity, L.P.	140,100	5,630,619
Energy Transfer Partners, L.P.	205,200	11,251,116
Enterprise Products Partners L.P.	296,100	12,909,960
Niska Gas Storage Partners LLC	67,100	1,358,775
ONEOK Partners, L.P.	65,500	5,446,325
PAA Natural Gas Storage, L.P.	38,071	927,790
PAA Natural Gas Storage, L.P.(3)	46,718	1,022,190
TC PipeLines, LP	84,200	4,568,692
Williams Partners L.P.	57,061	2,959,184
		59,326,909
Natural Gas Gathering/Processing — 16.7%(1)
United States — 16.7%(1)
Chesapeake Midstream Partners, L.P.	47,604	1,239,608
Copano Energy, L.L.C.	210,100	7,607,721
DCP Midstream Partners, LP	51,500	2,176,390
MarkWest Energy Partners, L.P.	159,000	7,139,100
Regency Energy Partners LP	144,700	4,018,319
Targa Resources Partners LP	152,200	5,212,850
		27,393,988
Oil and Gas Exploitation and Production — 19.4%(1)
United States — 19.4%(1)
Encore Energy Partners LP	132,100	2,988,102
EV Energy Partners, L.P.	211,200	9,634,944
Legacy Reserves, LP	120,600	3,744,630
Linn Energy, LLC	270,300	10,495,749
Pioneer Southwest Energy Partners L.P.	150,900	5,003,844
		31,867,269
Propane Distribution — 4.7%(1)
United States — 4.7%(1)
Inergy, L.P.	185,700	$7,702,836
Shipping — 1.3%(1)
Republic of the Marshall Islands — 1.3%(1)
Teekay LNG Partners L.P.	53,500	2,037,280
Total Master Limited Partnerships and
Related Companies (Cost $114,095,463)		199,375,545

	Principal
	Amount
Corporate Bonds — 1.3%(1)
Oil and Gas Exploitation and Production — 1.3%(1)
Canada — 1.3%(1)
Connacher Oil & Gas Ltd, 10.25%,
12/15/2015(3) (Cost $2,069,455)	$2,000,000	2,115,000

	Shares
Common Stock — 6.1%(1)
Shipping — 6.1%(1)
Republic of the Marshall Islands — 6.1%(1)
Navios Maritime Partners L.P.	248,000	4,925,280
Teekay Offshore Partners L.P.	177,450	5,105,237
Total Common Stock (Cost $7,212,909)		10,030,517
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Government Portfolio —
Class I, 0.01%(4) (Cost $160,321)	160,321	160,321
Total Investments — 129.1%(1)
(Cost $123,538,148)		211,681,383
Other Assets and Liabilities — (20.0%)(1)		(32,718,116)
Long-Term Debt Obligations — (9.1%)(1)		(15,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$163,963,267

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $3,137,190, which represents 1.9% of net assets. See Note 7 to the financial statements for further disclosure.
(4)	Rate reported is the current yield as of February 28, 2011.

See accompanying Notes to Financial Statements.

2011 1st Quarter Report       5

Statement of Assets & Liabilities February 28, 2011
(Unaudited)

Assets
Investments at fair value (cost $123,538,148)	$211,681,383
Receivable for Adviser expense reimbursement	16,373
Interest and dividend receivable	43,280
Distributions receivable from master limited partnerships	81,745
Prepaid expenses and other assets	109,186
Total assets	211,931,967
Liabilities
Payable to Adviser	327,452
Distributions payable to common stockholders	2,345,166
Accrued expenses and other liabilities	387,643
Current tax liability	8,201
Deferred tax liability	20,200,238
Short-term borrowings	9,700,000
Long-term debt obligations	15,000,000
Total liabilities	47,968,700
Net assets applicable to common stockholders	$163,963,267
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,295,750 shares issued and
outstanding (100,000,000 shares authorized)	$6,296
Additional paid-in capital	113,923,351
Undistributed net investment income, net of income taxes	49,433
Accumulated net realized loss, net of income taxes	(17,662,190)
Net unrealized appreciation of investments, net of income taxes	67,646,377
Net assets applicable to common stockholders	$163,963,267
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$26.04

Statement of Operations
Period from December 1, 2010 through February 28, 2011
(Unaudited)

Investment Income
Distributions from master limited partnerships	$2,649,667
Less return of capital on distributions	(2,247,128)
Net distributions from master limited partnerships	402,539
Dividend income	190,929
Interest income	47,767
Dividends from money market mutual funds	13
Other income	22,163
Total Investment Income	663,411
Operating Expenses
Advisory fees	491,304
Professional fees	47,745
Administrator fees	19,655
Stockholder communication expenses	17,118
Directors’ fees	16,792
Fund accounting fees	9,203
Registration fees	6,160
Stock transfer agent fees	2,885
Custodian fees and expenses	2,853
Other operating expenses	5,613
Total Operating Expenses	619,328
Leverage Expenses
Interest expense	249,804
Amortization of debt issuance costs	4,779
Other leverage expenses	6,936
Total Leverage Expenses	261,519
Total Expenses	880,847
Less expense reimbursement by Adviser	(32,758)
Net Expenses	848,089
Net Investment Loss, before Income Taxes	(184,678)
Deferred tax benefit	68,109
Net Investment Loss	(116,569)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	1,007,123
Deferred tax expense	(371,427)
Net realized gain on investments	635,696
Net unrealized appreciation of investments, before income taxes	18,219,114
Deferred tax expense	(6,719,210)
Net unrealized appreciation of investments	11,499,904
Net Realized and Unrealized Gain on Investments	12,135,600
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$12,019,031

See accompanying Notes to Financial Statements.

6       Tortoise North American Energy Corp.

Statement of Changes in Net Assets

	Period from
	December 1, 2010
	through	Year Ended
	February 28, 2011	November 30, 2010
	(Unaudited)
Operations
Net investment loss	$(116,569)	$(540,554)
Net realized gain on investments	635,696	3,023,685
Net unrealized appreciation of investments	11,499,904	33,743,451
Net increase in net assets applicable to common stockholders resulting from operations	12,019,031	36,226,582
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(2,345,166)	(9,293,612)
Total distributions to common stockholders	(2,345,166)	(9,293,612)
Capital Stock Transactions
Issuance of 33,090 common shares from reinvestment of distributions to stockholders	—	747,127
Net increase in net assets applicable to common stockholders from capital stock transactions	—	747,127
Total increase in net assets applicable to common stockholders	9,673,865	27,680,097
Net Assets
Beginning of period	154,289,402	126,609,305
End of period	$163,963,267	$154,289,402
Undistributed net investment income, net of income taxes, end of period	$49,433	$166,002

See accompanying Notes to Financial Statements.

2011 1st Quarter Report      7

Statement of Cash Flows Period from December 1, 2010 through February 28, 2011
(Unaudited)

Cash Flows from Operating Activities
Distributions received from master limited partnerships	$2,567,922
Interest and dividend income received	293,444
Purchases of long-term investments	(8,886,187)
Proceeds from sales of long-term investments	7,760,640
Interest received on securities sold	59,125
Purchases of short-term investments, net	(62,135)
Other income received	22,097
Interest expense paid	(249,206)
Income taxes paid	(6,800)
Operating expenses paid	(555,946)
Net cash provided by operating activities	942,954
Cash Flows from Financing Activities
Advances from revolving line of credit	6,600,000
Repayments on revolving line of credit	(7,300,000)
Distributions paid to common stockholders	(242,954)
Net cash used in financing activities	(942,954)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$12,019,031
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(8,886,187)
Return of capital on distributions received	2,247,128
Purchases of short-term investments, net	(62,135)
Proceeds from sales of long-term investments	7,758,783
Deferred tax expense	7,022,528
Net unrealized appreciation of investments	(18,219,114)
Net realized gain on investments	(1,007,189)
Amortization of market premium, net	5,545
Amortization of debt issuance costs	4,779
Changes in operating assets and liabilities:
Increase in distributions receivable from
master limited partnerships	(81,745)
Decrease in interest and dividend receivable	108,316
Decrease in receivable for investments sold	1,857
Decrease in prepaid expenses and other assets	1,690
Decrease in current tax liability	(6,799)
Increase in payable to Adviser, net of
expense reimbursement	23,332
Increase in accrued expenses and other liabilities	13,134
Total adjustments	(11,076,077)
Net cash provided by operating activities	$942,954

See accompanying Notes to Financial Statements.

8       Tortoise North American Energy Corp.

Financial Highlights

	Period from
	December 1, 2010	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 28, 2011	2010	2009	2008	2007	2006
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$24.51	$20.22	$10.78	$27.25	$23.70	$23.95
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.02)	(0.09)	0.25	0.43	0.72	0.61
Net realized and unrealized gain (loss) on investments(2)	1.92	5.86	10.67	(15.14)	4.47	0.55
Total income (loss) from investment operations	1.90	5.77	10.92	(14.71)	5.19	1.16
Distributions to Preferred Stockholders
Net investment income	—	—	—	—	(0.12)	(0.06)
Net realized gain	—	—	—	—	(0.07)	(0.01)
Return of capital	—	—	—	(0.17)	—	—
Total distributions to preferred stockholders	—	—	—	(0.17)	(0.19)	(0.07)
Distributions to Common Stockholders
Net investment income	—	—	—	—	(0.90)	(0.69)
Net realized gain	—	—	—	(0.10)	(0.55)	(0.12)
Return of capital	(0.37)	(1.48)	(1.48)	(1.49)	—	(0.46)
Total distributions to common stockholders	(0.37)	(1.48)	(1.48)	(1.59)	(1.45)	(1.27)
Underwriting discounts and offering costs on issuance of common
and preferred stock(3)	—	—	—	—	—	(0.07)
Net Asset Value, end of period	$26.04	$24.51	$20.22	$10.78	$27.25	$23.70
Per common share market value, end of period	$25.50	$24.44	$19.49	$9.25	$23.10	$22.38
Total Investment Return Based on Market Value(4)	5.88%	33.62%	131.66%	(55.98)%	9.28%	(5.39)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$163,963	$154,289	$126,609	$49,716	$125,702	$109,326
Average net assets (000’s)	$158,748	$141,986	$80,041	$113,045	$125,379	$114,338
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.25%	1.19%	1.13%	1.50%	1.45%	1.32%
Other expenses	0.33	0.38	1.01	0.48	0.40	0.59
Expense reimbursement	(0.08)	(0.12)	(0.12)	(0.23)	(0.29)	(0.32)
Subtotal	1.50	1.45	2.02	1.75	1.56	1.59
Leverage expenses(6)	0.67	0.75	1.17	3.71	2.01	1.49
Income tax expense (benefit)(7)	17.94	13.10	(4.70)	0.06	0.02	0.01
Total expenses	20.11%	15.30%	(1.51)%	5.52%	3.59%	3.09%

See accompanying Notes to Financial Statements.

2011 1st Quarter Report       9

Financial Highlights (Continued)
	Period from
	December 1, 2010	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 28, 2011	2010	2009	2008	2007	2006
	(Unaudited)
Ratio of net investment income (loss) to average net assets
before expense reimbursement(5)(6)	(0.38)%	(0.50)%	1.82%	1.51%	2.37%	2.14%
Ratio of net investment income (loss) to average net assets
after expense reimbursement(5)(6)	(0.30)%	(0.38)%	1.94%	1.74%	2.66%	2.46%
Portfolio turnover rate(5)	15.62%	27.89%	41.90%	36.69%	16.06%	12.01%
Short-term borrowings, end of period (000’s)	$9,700	$10,400	$5,900	—	$9,600	$7,000
Long-term debt obligations, end of period (000’s)	$15,000	$15,000	$15,000	$15,000	$40,000	$40,000
Preferred stock, end of period (000’s)	—	—	—	$10,000	$15,000	$15,000
Per common share amount of long-term debt obligations outstanding,
end of period	$2.38	$2.38	$2.40	$3.25	$8.67	$8.67
Per common share amount of net assets, excluding long-term debt
obligations, end of period	$28.42	$26.89	$22.61	$14.03	$35.92	$32.37
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(8)	$7,638	$7,074	$7,058	$4,981	$3,837	$3,645
Asset coverage ratio of long-term debt obligations and short-term borrowings(8)	764%	707%	706%	498%	384%	365%
Asset coverage, per $25,000 liquidation value per share of preferred stock(9)	—	—	—	$74,716	$73,646	$69,083
Asset coverage ratio of preferred stock(9)	—	—	—	299%	295%	276%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2009, 2008, 2007 and 2006 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(3)	Represents the issuance of preferred stock for the year ended November 30, 2006.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(7)	The Company accrued $39,097, $(28,837), $68,509, $22,447 and $13,225 for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, for current foreign and excise tax (benefit) expense. For the period from December 1, 2010 through February 28, 2011 and the year ended November 30, 2010, the Company accrued $7,022,528 and $18,559,864, respectively, in net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $3,732,366 in net deferred income tax benefit, which included $5,488,509 of deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10	Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) February 28, 2011

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”), including oil and gas exploitation, energy infrastructure and energy shipping companies. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Forward Foreign Currency Contracts

The Company may enter into forward foreign currency contracts as economic hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.

E. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions from MLPs are generally comprised of income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2010 to February 28, 2011, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations, For this period, the Company has estimated approximately 15 percent as investment income and approximately 85 percent return of capital.

2011 1st Quarter Report	11

Notes to Financial Statements (Unaudited) (Continued)

G. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock (if any) following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2010 and the period ended February 28, 2011 was 100 percent return of capital. For tax purposes, the Company’s distributions for the year ended November 30, 2010 were approximately 30 percent qualified dividend income and 70 percent return of capital. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2011.

H. Federal Income Taxation

From the Company’s inception through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Effective December 1, 2008, the Company is treated as a taxable corporation for federal and state income tax purposes. The Company is obligated to pay federal and state income taxes on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

I. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

J. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risks. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the interest rate swap and forward foreign currency contracts and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended February 28, 2011.

K. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of Risk

Under normal conditions, the Company will have at least 80 percent of its total assets in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may invest up to 50 percent of its total assets in restricted securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

12	Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) (Continued)

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.10 percent of the Company’s average monthly Managed Assets for the period from January 1, 2009 through December 31, 2010 and to waive fees in an amount equal to an annual rate of 0.05 percent of the Company’s average monthly Managed Assets from January 1, 2011 through December 31, 2011.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2011, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$5,007,681
Capital loss carryforwards	10,167,597
Organization costs	50,515
State of Kansas credit	4,055
15,229,848
Deferred tax liabilities:
Basis reduction of investment in MLPs	2,922,861
Net unrealized gains on investment securities	32,507,225
35,430,086
Total net deferred tax liability	$20,200,238

At February 28, 2011, a valuation allowance was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 28, 2011, the Company had no uncertain tax positions and no penalties and interest were accrued. Tax years subsequent to the year ending November 30, 2006 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss and net realized and unrealized gains on investments for the period ended February 28, 2011, as follows:

Application of statutory income tax rate	$6,474,131
State income taxes, net of federal tax benefit	548,397
Total income tax expense	$7,022,528

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2010 through February 28, 2011, the components of income tax expense include deferred federal and state income tax expense (net of federal tax benefit) of $6,474,131 and $548,397, respectively.

The Company acquired all of the net assets of Tortoise Gas and Oil Corporation (“TGO”) on September 14, 2009 in a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. As of November 30, 2010, the Company had a net operating loss for federal income tax purposes of approximately $13,000,000. This includes a net operating loss of $7,900,000 from TGO. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $2,700,000, $5,200,000, $2,000,000, and $3,100,000 in the years ending November 30, 2027, 2028, 2029 and 2030, respectively. Utilization of the net operating loss from TGO is further subject to Section 382 limitations of the Internal Revenue Code, which limit tax attributes subsequent to ownership changes.

As of November 30, 2010, the Company had a capital loss carryforward of approximately $27,400,000 which may be carried forward for 5 years. This amount includes a capital loss of $4,000,000 from TGO. If not utilized, the capital loss will expire as follows: $2,700,000, $16,600,000, and $8,100,000 in the years ending November 30, 2012, 2013 and 2014, respectively. The amount of deferred tax asset for these items at February 28, 2011 also includes amounts for the period from December 1, 2010 through February 28, 2011. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income.

As of February 28, 2011, the aggregate cost of securities for federal income tax purposes was $115,612,820. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $96,068,563, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $96,068,563.

2011 1st Quarter Report	13

Notes to Financial Statements (Unaudited) (Continued)

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 28, 2011. These assets are measured on a recurring basis.

	Fair Value at
Description	February 28, 2011	Level 1	Level 2	Level 3
Equity Securities:
Common Stock(a)	$10,030,517	$10,030,517	$—	$—
Master Limited Partnerships
and Related Companies(a)	199,375,545	198,353,355	1,022,190	—
Total Equity Securities	209,406,062	208,383,872	1,022,190	—
Debt Securities:
Corporate Bonds(a)	2,115,000	—	2,115,000	—
Total Debt Securities	2,115,000	—	2,115,000	—
Other:
Short-Term Investment(b)	160,321	160,321	—	—
Total Other	160,321	160,321	—	—
Total	$211,681,383	$208,544,193	$3,137,190	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2011.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 debt investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period from December 1, 2010 through February 28, 2011.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the shares/principal amount, acquisition date(s), acquisition cost, fair value, fair value per share and percent of net assets which the securities comprise at February 28, 2011.

					Fair	Fair
	Shares/				Value	Value as
	Principal	Acquisition	Acquisition	Fair	Per	Percent of
Company	Amount	Date(s)	Cost	Value	Share	Net Assets
Connacher Oil & Gas Ltd,		04/28/08-
10.25%, 12/15/2015	$2,000,000	07/31/08	$2,122,500	$2,115,000	N/A	1.3%
PAA Natural Gas Storage, L.P.,
Unregistered Common Units	46,718	02/08/11	1,000,000	1,022,190	$21.88	0.6%
			$3,122,500	$3,137,190		1.9%

The carrying value per unit of unrestricted common units of PAA Natural Gas Storage, L.P. was $24.38 on December 23, 2010, the date the purchase agreement and the date an enforceable right to acquire the restricted PAA Natural Gas Storage, L.P. units was obtained by the Company.

8. Investment Transactions

For the period from December 1, 2010 through February 28, 2011, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $8,886,187 and $7,758,783 (excluding short-term debt securities), respectively.

14       Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) (Continued)

9. Long-Term Debt Obligations

The Company has $15,000,000 aggregate principal amount of Series B private senior notes (the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock (if any); (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of the Series B Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The table below shows the maturity date, fixed rate, notional/ carrying amount and estimated fair value as of February 28, 2011.

			Notional/
	Maturity	Fixed	Carrying	Estimated
Series	Date	Rate	Amount	Fair Value
Series B	June 17, 2011	5.56%	$15,000,000	$15,332,986

10. Credit Facility

On June 20, 2010, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2011. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The terms of the amendment provide for an unsecured revolving credit facility of $15,000,000. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended February 28, 2011 was approximately $10,300,000 and 1.51 percent, respectively. At February 28, 2011, the principal balance outstanding was $9,700,000 at an interest rate of 1.51 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2011, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,295,750 shares outstanding at February 28, 2011 and November 30, 2010.

12. Subsequent Events

On March 1, 2011, the Company paid a distribution in the amount of $0.3725 per common share, for a total of $2,345,166. Of this total, the dividend reinvestment amounted to $242,307.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2011 1st Quarter Report       15

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2011, the aggregate compensation paid by the Company to the independent directors was $20,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2010 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 3/31/11
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$211
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,561
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$816
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise Power and	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$209
Energy Infrastructure	July 2009	Grade Debt and Dividend-Paying	Pension Plans
Fund, Inc.		Equity Securities	Taxable Accounts

Tortoise MLP Fund, Inc.	NTG	U.S. Energy Infrastructure	Retirement Accounts	$1,641
	July 2010	Natural Gas Energy	Pension Plans
		Infrastructure Emphasis	Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$97
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 2/28/11)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TYN
LISTED
NYSE

Tortoise North American Energy Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.